EXHIBIT 99.1

                 Computational Materials dated March 7, 2005.

                   CHL Mortgage Pass-Through Trust 2005-HYB2

                            Computational Materials

                              [Countrywide Logo]




                          $452,018,000 (Approximate)




                                  CWMBS, Inc.
                                   Depositor

                         Countrywide Home Loans, Inc.
                                    Seller


                      Countrywide Home Loans Servicing LP
                                Master Servicer



                      Countrywide Securities Corporation
                               Lead Underwriter

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Preliminary Term Sheet Date Prepared: March 7, 2005
            CHL Mortgage Pass-Through Trust 2005-HYB2 $452,018,000
                  (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                      Principal          WAL (Yrs)(2)(3)                        Tranche             Expected Ratings
                      Amount ($)(1)      ("WAvg Roll         Interest Rate      Type                Moody's/S&P
Class                 (Approx.)          Date"/ Mat)         Type
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
1-A-1                 50,000,000         Not Offered         Variable (4)       Senior              Aaa/AAA
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
1-A-1-IO              N/A (5)            Not Offered         Fixed (6)          Senior / Interest   Aaa/AAA
                                                                                Only
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
1-A-2                 83,696,000         1.87 / 3.19         Variable (7)       Senior              Aaa/AAA
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
1-A-2-IO              N/A (5)            Not Offered         Fixed (6)          Senior / Interest   Aaa/AAA
                                                                                Only
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
2-A                   301,296,000        2.49 / 3.22         Variable (8)       Senior              Aaa/AAA
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
2-A-IO                N/A (5)            Not Offered         Fixed (6)          Senior / Interest   Aaa/AAA
                                                                                Only
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
M                     5,831,000          Not Offered         WAC (9)            Mezzanine           Aa1/AA
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
B-1                   6,064,000          Not Offered         WAC (9)            Subordinate         A2/A
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
B-2                   5,131,000          Not Offered         WAC (9)            Subordinate         Baa2/BBB
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
B-3                                 Privately                WAC(9)             Subordinate         NR/BB
                                     Placed
                                  Certificates
---------------------                                        ------------------ ------------------- ------------------
B-4                                                          WAC (9)            Subordinate         NR/B
---------------------                                        ------------------ ------------------- ------------------
B-5                                                          WAC (9)            Subordinate         NR/NR
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Total:                $452,018,000(10)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------



(1) The Certificates (as described herein) will be collateralized by hybrid adjustable rate, first-lien residential mortgage loans which are expected to have an initial fixed rate period of three or five years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [4.50 - 7.50]% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WALs on the Class 1-A-2 and Class 2-A Certificates are shown to the related WAvg Roll Date (as defined herein) and to maturity at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4) The Certificate Interest Rate for the Class 1-A-1 Certificates for the interest accrual period for any Distribution Date (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans less the Certificate Interest Rate for the Class 1-A-1-IO Certificates and
(ii) after that WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans.
(5) The notional balance of the Class 1-A-1-IO, Class 1-A-2-IO and Class 2-A-IO Certificates on any date will be equal to the current unpaid principal balance of the Class 1-A-1, Class 1-A-2 and Class 2-A Certificates, respectively, until and including the related WAvg Roll Date. After the applicable WAvg Roll Date, the notional balance of the Class 1-A-1-IO, Class 1-A-2-IO and Class 2-A-IO Certificates, as applicable, will equal zero.
(6) The Certificate Interest Rate for the Class 1-A-1-IO,
Class 1-A-2-IO and Class 2-A-IO Certificates for the interest accrual period for any Distribution Date (x) on or prior to the related WAvg Roll Date will be 0.99053% per annum, 0.58000% per annum, and 0.64000% per annum respectively, and (y) thereafter will be 0% per annum.
(7) The Certificate Interest Rate for the Class 1-A-2 Certificates for the interest accrual period for any Distribution Date (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans less the Certificate Interest Rate for the Class 1-A-2-IO Certificates and
(ii) after that WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans.
(8) The Certificate Interest Rate for the Class 2-A Certificates for the interest accrual period for any Distribution Date (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group II Mortgage Loans less the Certificate Interest Rate for the Class 2-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group II Mortgage Loans.
(9) The Certificate Interest Rate for the Subordinate Certificates will be equal to the weighted average of the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate portions).
(10) Excludes the Class 1-A-1-IO, Class 1-A-2-IO and Class 2-A-IO notional balances.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

  Depositor:                       CWMBS, Inc.

  Seller:                          Countrywide Home Loans, Inc.

  Master Servicer:                 Countrywide Home Loans Servicing LP.

  Primary Servicer:                As of the Closing Date, it is expected that Countrywide Home Loans
                                   Servicing LP and National City Mortgage Co. will service substantially all of the Mortgage Loans.

  Lead Underwriter:                Countrywide Securities Corporation.

  Trustee:                         The Bank of New York.

  Rating Agencies:                 Moody's and Standard & Poor's are expected to provide ratings on the Class
                                   1-A-1, Class 1-A-1-IO, Class 1-A-2, Class 1-A-2-IO, Class 2-A, Class
                                   2-A-IO, Class M, Class B-1 and Class B-2 Certificates. Standard and Poor's
                                   is expected to provide ratings on the Class B-3 and Class B-4 Certificates.
                                   The Class B-5 Certificates will not be rated.

  Cut-off Date:                    March 1, 2005.

  Sample Pool Calculation Date:    March 1, 2005.

  Closing Date:                    On or about March 30, 2005.

  Pricing Date:                    On or about March 7, 2005.

  Settlement Date:                 On or about March 30, 2005.

  Master Servicer Remittance       The 19th of each month (or if such day is not a business day, the next succeeding
  Date:                            business day), commencing in April 2005.

  Distribution Date:               The business day immediately following the Master Servicer Remittance Date, commencing in April 2005.

  Certificates:                    The "Senior Certificates" will consist of (i) the Class 1-A-1, Class
                                   1-A-1-IO, Class 1-A-2 and Class 1-A-2-IO Certificates (collectively, the
                                   "Group I Certificates") and (ii) the Class 2-A and Class 2-A-IO
                                   Certificates (collectively, the "Group II Certificates"). The Class
                                   1-A-1-IO, Class 1-A-2-IO and Class 2-A-IO Certificates are collectively the
                                   "Interest Only Certificates". The "Class A Certificates" will consist of the Class 1-A-1, Class 1-A-2 and Class 2-A Certificates.

                                   The "Subordinate Certificates" will consist of the Class M, Class B-1,
                                   Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and are
                                   supported by the cash flow on all of the Mortgage Loans. The Senior
                                   Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M,
                                   Class B-1 and Class B-2 Certificates (collectively, the "Offered
                                   Certificates") are being offered publicly.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

 Registration:                     The Offered Certificates will be made available in book-entry form through
                                   DTC.

 Federal Tax Treatment:            It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

 ERISA Eligibility:                The Offered Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue
                                   Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered
                                   Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

 SMMEA Treatment:                  The Senior Certificates and the Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:              The terms of the transaction allow the Master Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to
                                   10% of the aggregate principal balance of the Mortgage Loans as of the
                                   Cut-off Date. This purchase would result in a termination of the
                                   Certificates and occurs on the "Call Date".

                                   The aggregate principal balance of the Mortgage Loans as of the Cut-off
                                   Date is expected to be approximately $466,479,733. All of the Mortgage
                                   Loans will be hybrid, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                                   The collateral tables included in these Computational Materials as Appendix
                                   A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the
                                   Trust on the Closing Date. It is expected that (a) additional Mortgage
                                   Loans will be delivered to the Trust on the Closing Date and (b) certain
                                   Mortgage Loans may be pre-paid, become ineligible for transfer to the Trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables attached hereto as Appendix A.

 Group I Mortgage Loans            The aggregate principal balance of the Group I Mortgage Loans as of the
                                   Sample Pool Calculation Date is expected to be approximately $143,373,855.
                                   The Group I Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust annually based on the six-month LIBOR index, one-year LIBOR index or one-year CMT index.

 Group II Mortgage Loans:          The aggregate principal balance of the Group II Mortgage Loans as of the
                                   Sample Pool Calculation Date is expected to be approximately $323,105,879.
                                   The Group II Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust annually based on the six-month LIBOR index, one-year LIBOR index or one-year CMT index.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

 WAvg Roll Date:                   The "WAvg Roll Date" for the Group I and Group II Mortgage Loans
                                   (collectively, the "Mortgage Loans") is the Distribution Date in January
                                   2008 and January 2010, respectively.

 Pricing Prepayment Speed:         The Offered Certificates will be priced to a prepayment speed of 25% CPR.

 Expense Fee Rate:                 The "Expense Fee Rate" is comprised of master servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable. As of the Sample Pool Calculation Date, the weighted average Expense Fee Rate is expected to be equal to approximately (a) with respect to any period prior to the related WAvg Roll Date, 0.270% and 0.268% for Loan Group I and Loan
                                   Group II, respectively and (b) thereafter, 0.265% and 0.381% for Loan Group
                                   I and Loan Group II, respectively.

 Net WAC:                          The "Net WAC", with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

 Accrued Interest:                 The price to be paid for the Offered Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the
                                   Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

 Interest Accrual Period:          The interest accrual period with respect to all the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

 Credit Enhancement:               Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume [6.75]% subordination below the Senior Certificates as of the Cut-off Date.

                                   Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4
                                   and Class B-5 Certificates.

                                   Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class
                                   B-5 Certificates.

                                   Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5
                                   Certificates.

                                   Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                                   Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                                   Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates

 Shifting Interest:                Until the first Distribution Date occurring after March 2015, the
                                   Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the related Senior

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                                   April 2005 - March 2015              0% Pro Rata Share

                                   April 2015 - March 2016             30% Pro Rata Share

                                   April 2016 - March 2017             40% Pro Rata Share

                                   April 2017 - March 2018             60% Pro Rata Share

                                   April 2018 - March 2019             80% Pro Rata Share

                                   April 2019 and after               100% Pro Rata Share

                                   Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles
                                   (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates
                                   (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the March 2008 Distribution Date (subject to the collateral performance and crosscollateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal or (ii) after the March 2008
                                   Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal.

                                   Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Group
                                   I and Group II Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I and Group II Certificates, as applicable, as of the
                                   Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior
                                   Certificates will receive all unscheduled prepayments from the related Loan
                                   Group.

 Allocation of Losses:             Any realized losses from a Loan Group on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, pro-rata, to the related Senior Certificates until the class principal balance has been reduced to zero.

 Certificates Priority of
 Distributions:                    Available funds from the Mortgage Loans will be distributed in the following order of priority:
                                       1) To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the relatedCertificate
                                          Interest Rate;
                                       2) Concurrently:
                                          (a) To the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, principal from the related Loan Group;

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                          (b) To the Class 2-A Certificates, principal from the related
                                              Loan Group;
                                       3) To the Class M Certificates, accrued and unpaid interest at the
                                          Class M Certificate Interest Rate;
                                       4) To the Class M Certificates, principal;
                                       5) To the Class B-1 Certificates, accrued and unpaid interest at the
                                          Class B-1 Certificate Interest Rate;
                                       6) To the Class B-1 Certificates, principal;
                                       7) To the Class B-2 Certificates, accrued and unpaid interest at the
                                          Class B-2 Certificate Interest Rate;
                                       8) To the Class B-2 Certificates, principal;
                                       9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest
                                          Rate and their respective share of principal; and
                                      10) To the Residual Certificate, any remaining amount. Under certain circumstances (as described in th prospectus supplement), funds from one Loan Group may be used to pay the Senior Certificates related to another Loan Group.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               Yield Tables (%)

Class 1-A-2 to WAvg Roll Date
--------------------- ---------- --------- ---------- ----------- ----------
Initial Coupon        4.5785%
--------------------- ---------- --------- ---------- ----------- ----------
Prepay Speed          5% CPR     10% CPR   25% CPR    35% CPR     50% CPR
--------------------- ---------- --------- ---------- ----------- ----------
Yield @ 100-16          4.32       4.29      4.20        4.12       3.95
--------------------- ---------- --------- ---------- ----------- ----------
WAL (yr)                2.59       2.40      1.87        1.56       1.16
MDUR (yr)               2.39       2.22      1.74        1.46       1.10
First Prin Pay         Apr-05     Apr-05    Apr-05      Apr-05     Apr-05
Last Prin Pay          Jan-08     Jan-08    Jan-08      Jan-08     Jan-08
--------------------- ---------- --------- ---------- ----------- ----------


Class 1-A-2 to Maturity
----------------------------- --------- ---------- ----------- ----------
Initial Coupon     4.5785%
------------------- --------- --------- ---------- ----------- ----------
Prepay Speed        5% CPR    10% CPR   25% CPR    35% CPR     50% CPR
------------------- --------- --------- ---------- ----------- ----------
Yield @ 100-16        5.30      5.16      4.76        4.51       4.14
------------------- --------- --------- ---------- ----------- ----------
WAL (yr)             11.45      7.49      3.19        2.14       1.32
MDUR (yr)             7.65      5.52      2.74        1.93       1.23
First Prin Pay       Apr-05    Apr-05    Apr-05      Apr-05     Apr-05
Last Prin Pay        Jan-35    Jan-35    Jan-35      Jan-35     Jan-35
----------------------------- --------- ---------- ----------- ----------


Class 2-A to WAvg Roll Date
------------------------------- ---------- ---------- ---------- ----------
Initial Coupon       4.5621%
------------------------------- ---------- ---------- --------- ----------
Prepay Speed         5% CPR     10% CPR    25% CPR    35% CPR   50% CPR
------------------------------- ---------- ---------- --------- ----------
Yield @ 100-00         4.54       4.53       4.50       4.47      4.40
------------------------------- ---------- ---------- --------- ----------
WAL (yr)               4.21       3.69       2.49       1.91      1.28
MDUR (yr)              3.72       3.28       2.25       1.75      1.20
First Prin Pay        Apr-05     Apr-05     Apr-05     Apr-05    Apr-05
Last Prin Pay         Jan-10     Jan-10     Jan-10     Jan-10    Jan-10
--------------------------------- ---------- ---------- ---------- ----------


Class 2-A to Maturity
-------------------------------- ---------- ---------- ---------- ----------
Initial Coupon        4.5621%
-------------------------------- ---------- ---------- ---------- ----------
Prepay Speed          5% CPR     10% CPR    25% CPR    35% CPR   50% CPR
-------------------------------- ---------- ---------- --------- ----------
Yield @ 100-00          5.05       4.94       4.68       4.56      4.43
-------------------------------- ---------- ---------- --------- ----------
WAL (yr)                11.70      7.63       3.22       2.16      1.32
MDUR (yr)               7.94       5.68       2.76       1.93      1.23
First Prin Pay         Apr-05     Apr-05     Apr-05     Apr-05    Apr-05
Last Prin Pay          Jan-35     Jan-35     Jan-35     Jan-35    Jan-35
--------------------------------- ---------- ---------- ---------- ------------


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     $143,373,855 ARM Rate Mortgage Loans
Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)                                                          Range




Total Number of Loans                                             412
Total Outstanding Balance                                $143,373,855
Average Loan Balance                                          $347,995        $46,350 to $1,000,000
WA Mortgage Rate                                                5.429%           4.125% to 6.875%
WA Mortgage Rate Net LPMI                                       5.423%           4.125% to 6.875%
Net WAC                                                         5.159%           3.866% to 6.616%
ARM Characteristics
      WA Gross Margin                                           2.427%           2.250% to 3.500%
      WA Months to First Roll                                       34              24 to 36
      WA First Periodic Cap                                     2.102%           2.000% to 6.000%
      WA Subsequent Periodic Cap                                1.988%           1.000% to 2.000%
      WA Lifetime Cap                                          11.414%           9.875% to 12.875%
      WA Lifetime Floor                                         2.427%           2.250% to 3.500%
WA Original Term (months)                                          360              360 to 360
WA Remaining Term (months)                                         358              348 to 360
WA Age (months)                                                      2                0 to 12
WA LTV                                                          78.19%           37.28% to 95.00%
WA FICO                                                            706
Secured by (% of pool)        1st Liens                        100.00%
                              2nd Liens                          0.00%
Prepayment Penalty at Loan Orig (% of all loans)                 0.52%
Prepay Moves Exempted         Soft                               0.30%
                              Hard                               0.22%
                              No Prepay                         99.48%
                              Unknown                            0.00%
Percent of IO                                                   86.61%




Top 5 States           Top 5 Prop           Doc Types              Purpose Codes         Occ Codes             Orig PP Term
CA        28.23%       SFR       57.62%     FULL/AL      37.96%    PUR       70.36%      OO       83.43%       0       99.48%
VA        12.54%       PUD       30.78%     REDUCE       36.26%    RCO       18.21%      INV      9.51%        36      0.41%
NV        8.33%        CND       4.80%      PREFER       16.23%    RNC       11.44%      2H       7.06%        60      0.11%
FL        7.13%        2-4U      4.18%      NINA         6.02%
MD        5.35%        CNDP      2.24%      NO RATI      3.00%
                                            SISA         0.31%
                                            STREAM       0.23%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                $143,373,855 ARM Rate Mortgage Loans
                                                        Description


                                           CURRENT     # OF      % OF       AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                                BALANCE    LOANS     TOTAL       BALANCE        WAC     TERM   FICO      LTV
3/1 CMT1Y                               $2,456,722        6      1.71      $409,454      5.183      354    669     82.7
3/1 CMT1Y - IO                          $7,667,140       24      5.35      $319,464      4.917      355    707     76.0
3/27 LIB6M - IO                         $4,911,438       20      3.43      $245,572      5.254      355    720     78.0
3/1 LIB12M                             $16,739,522       51     11.68      $328,226      5.466      358    720     78.8
3/1 LIB12M - IO                       $111,599,033      311     77.84      $358,839      5.471      358    704     78.2
                                      $143,373,855      412    100.00      $347,995      5.429      358    706     78.2


                                                        Range of Current Balance
                                           CURRENT    # OF       % OF        AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                                BALANCE   LOANS      TOTAL        BALANCE       WAC     TERM   FICO      LTV
$0.01 - $50,000.00                         $46,350       1       0.03        $46,350     5.250      357    708     90.0
$50,000.01 - $100,000.00                $1,347,078      16       0.94        $84,192     5.458      357    720     80.4
$100,000.01 - $150,000.00               $4,788,494      38       3.34       $126,013     5.287      356    721     80.8
$150,000.01 - $200,000.00              $10,338,310      59       7.21       $175,226     5.237      357    706     79.7
$200,000.01 - $250,000.00               $9,787,497      43       6.83       $227,616     5.173      356    695     80.3
$250,000.01 - $300,000.00               $9,939,176      36       6.93       $276,088     5.316      357    694     78.6
$300,000.01 - $350,000.00              $10,998,299      34       7.67       $323,479     5.288      357    699     80.5
$350,000.01 - $400,000.00              $22,829,913      60      15.92       $380,499     5.591      358    694     78.9
$400,000.01 - $450,000.00              $11,453,197      27       7.99       $424,192     5.519      358    715     77.3
$450,000.01 - $500,000.00               $9,553,273      20       6.66       $477,664     5.585      358    698     79.3
$500,000.01 - $550,000.00              $13,226,596      25       9.23       $529,064     5.450      359    714     78.3
$550,000.01 - $600,000.00               $7,418,073      13       5.17       $570,621     5.236      358    690     78.8
$600,000.01 - $650,000.00               $7,037,846      11       4.91       $639,804     5.579      358    699     78.9
$650,000.01 - $700,000.00               $3,459,483       5       2.41       $691,897     5.647      359    735     82.0
$700,000.01 - $750,000.00               $2,200,473       3       1.53       $733,491     4.580      359    750     65.5
$750,000.01 - $1,000,000.00            $18,949,795      21      13.22       $902,371     5.574      359    725     73.3
                                      $143,373,855     412     100.00       $347,995     5.429      358    706     78.2


                                                        Range of Original Balance
                                           CURRENT    # OF       % OF       AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                                BALANCE   LOANS      TOTAL       BALANCE        WAC     TERM   FICO      LTV
$0.01 - $50,000.00                         $46,350       1       0.03       $46,350      5.250      357    708     90.0
$50,000.01 - $100,000.00                $1,347,078      16       0.94       $84,192      5.458      357    720     80.4
$100,000.01 - $150,000.00               $4,788,494      38       3.34      $126,013      5.287      356    721     80.8
$150,000.01 - $200,000.00              $10,338,310      59       7.21      $175,226      5.237      357    706     79.7
$200,000.01 - $250,000.00               $9,787,497      43       6.83      $227,616      5.173      356    695     80.3
$250,000.01 - $300,000.00               $9,939,176      36       6.93      $276,088      5.316      357    694     78.6
$300,000.01 - $350,000.00              $10,998,299      34       7.67      $323,479      5.288      357    699     80.5
$350,000.01 - $400,000.00              $22,829,913      60      15.92      $380,499      5.591      358    694     78.9
                                      $143,373,855     412     100.00      $347,995      5.429      358    706     78.2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                   $143,373,855 ARM Rate Mortgage Loans
                                                          Range of Original Balance


                                           CURRENT    # OF      % OF        AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                                BALANCE   LOANS     TOTAL        BALANCE        WAC     TERM   FICO      LTV
$400,000.01 - $450,000.00              $11,453,187      27      7.99       $424,192      5.519      358    715     77.3
$450,000.01 - $500,000.00               $9,553,273      20      6.66       $477,664      5.585      358    698     79.3
$500,000.01 - $550,000.00              $13,226,596      25      9.23       $529,064      5.450      359    714     78.3
$550,000.01 - $600,000.00               $7,418,073      13      5.17       $570,621      5.236      358    690     78.8
$600,000.01 - $650,000.00               $7,037,846      11      4.91       $639,804      5.579      358    699     78.9
$650,000.01 - $700,000.00               $3,459,483       5      2.41       $691,897      5.647      359    735     82.0
$700,000.01 - $750,000.00               $2,200,473       3      1.53       $733,491      4.580      359    750     65.5
$750,000.01 - $800,000.00               $3,088,262       4      2.15       $772,066      5.873      359    745     77.5
$800,000.01 - $850,000.00               $2,479,050       3      1.73       $826,350      5.653      357    702     67.2
$850,000.01 - $900,000.00               $1,755,000       2      1.22       $877,500      5.126      359    767     65.0
$900,000.01 - $950,000.00               $3,731,600       4      2.60       $932,900      5.407      358    725     76.8
$950,000.01 - $1,000,000.00             $7,895,883       8      5.51       $986,985      5.612      359    715     73.7
                                      $143,373,855     412    100.00       $347,995      5.429      358    706     78.2


                                                         State
                                           CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                                BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO      LTV
Alabama                                   $251,200       2     0.18        $125,600      4.974      355    749     79.7
Arizona                                 $3,288,591      14     2.29        $234,899      5.577      357    697     79.0
California                             $40,471,665      93    28.23        $435,179      5.408      358    707     77.2
Colorado                                $1,777,160       6     1.24        $296,193      5.221      357    753     78.1
Connecticut                             $1,959,933       3     1.37        $653,311      5.408      359    716     77.5
District of Columbia                    $1,202,742       5     0.84        $240,548      5.346      356    707     81.1
Florida                                $10,225,433      29     7.13        $352,601      5.534      358    699     80.6
Georgia                                 $5,460,183      24     3.81        $227,508      5.262      357    702     77.6
Hawaii                                  $2,048,000       4     1.43        $512,000      5.869      359    739     80.0
Iowa                                      $359,228       1     0.25        $359,228      5.625      358    671     78.3
Illinois                                $4,699,307      16     3.28        $293,707      5.485      358    681     78.0
Indiana                                    $51,750       1     0.04         $51,750      5.875      357    679     75.0
Kansas                                    $159,468       1     0.11        $159,468      5.875      357    722     80.0
Kentucky                                  $365,000       1     0.25        $365,000      5.750      355    639     77.7
Massachusetts                           $3,764,558       8     2.63        $470,570      5.419      359    694     76.2
Maryland                                $7,667,825      25     5.35        $306,713      5.336      357    699     74.8
Maine                                   $1,594,683       3     1.11        $531,561      6.142      358    710     84.1
Michigan                                $1,555,847       8     1.09        $194,481      5.473      356    684     83.3
Minnesota                               $1,819,234       7     1.27        $259,891      5.689      356    714     84.9
Missouri                                  $183,334       1     0.13        $183,334      5.000      357    750     80.0
Montana                                   $147,815       1     0.10        $147,815      5.000      354    801     90.0
North Carolina                          $1,177,228       4     0.82        $294,307      5.303      357    720     75.9
New Jersey                              $6,122,305      14     4.27        $437,307      5.421      358    695     77.2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                 $143,373,855 ARM Rate Mortgage Loans

                                                                 State
                                           CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                                BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO      LTV
Nevada                                 $11,943,031      35     8.33        $341,229      5.468      358    708     80.0
New York                                $4,199,444       8     2.93        $524,931      5.816      359    719     79.4
Ohio                                    $1,070,635       4     0.75        $267,659      5.516      358    697     82.1
Oklahoma                                  $368,000       1     0.26        $368,000      5.250      357    694     80.0
Oregon                                    $929,606       2     0.65        $464,803      5.393      359    688     71.7
South Carolina                          $2,677,241       6     1.87        $446,207      5.734      359    727     73.1
Texas                                   $1,817,984       8     1.27        $227,248      5.530      358    720     81.3
Utah                                    $1,008,903       5     0.70        $201,781      5.304      357    720     79.9
Virginia                               $17,981,083      52    12.54        $345,790      5.289      357    709     79.5
Washington                              $4,656,703      17     3.25        $273,924      5.069      357    706     73.0
West Virginia                             $368,735       3     0.26        $122,912      5.405      357    732     81.0
                                      $143,373,855     412   100.00        $347,995      5.429      358    706     78.2


                                                 Loan-to-Value Ratios
                                          CURRENT     # OF     % OF        AVERAGE       GROSS    REMG.            ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL        BALANCE         WAC     TERM   FICO      LTV
0.01 - 50.00                           $2,799,241        4     1.95       $699,810       4.760     357    747      45.1
55.01 - 60.00                          $2,102,337        6     1.47       $350,390       5.304     357    692      57.7
60.01 - 65.00                          $2,610,729        7     1.82       $372,961       5.587     357    723      62.7
65.01 - 70.00                          $5,922,853       13     4.13       $455,604       5.501     358    680      68.9
70.01 - 75.00                         $14,326,859       31     9.99       $462,157       5.591     358    703      73.7
75.01 - 80.00                        $104,106,856      306    72.61       $340,218       5.404     358    706      79.7
80.01 - 85.00                          $2,025,410       11     1.41       $184,128       5.657     356    727      84.1
85.01 - 90.00                          $5,526,438       22     3.85       $251,202       5.503     356    711      89.8
90.01 - 95.00                          $3,953,131       12     2.76       $329,428       5.595     356    708      94.5
                                     $143,373,855      412   100.00       $347,995       5.429     358    706      78.2


                                                 Current Gross Coupon
                                           CURRENT     # OF    % OF        AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                                BALANCE    LOANS   TOTAL        BALANCE        WAC     TERM   FICO      LTV
4.001 - 4.500                           $6,327,352       21    4.41       $301,302      4.397      357    721     75.1
4.501 - 5.000                          $35,338,560      112   24.65       $315,523      4.873      357    717     78.3
5.001 - 5.500                          $49,256,968      140   34.36       $351,835      5.337      358    703     77.6
5.501 - 6.000                          $35,983,193      101   25.10       $356,269      5.838      358    700     78.9
6.001 - 6.500                          $13,172,513       31    9.19       $424,920      6.333      358    698     80.0
6.501 - 7.000                           $3,295,269        7    2.30       $470,753      6.655      359    701     77.4
                                      $143,373,855      412  100.00       $347,995      5.429      358    706     78.2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $143,373,855 ARM Rate Mortgage Loans

                                                    Property Type
                                          CURRENT     # OF     % OF        AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL        BALANCE        WAC     TERM   FICO      LTV
SFR                                   $82,617,676      228    57.62       $362,358      5.424      358    708     78.3
PUD                                   $44,130,829      129    30.78       $342,099      5.411      358    703     77.8
CND                                    $6,880,361       26     4.80       $264,629      5.301      358    705     77.7
2-4U                                   $5,992,715       16     4.18       $374,545      5.570      358    717     80.1
CNDP                                   $3,212,275       11     2.24       $292,025      5.884      358    690     78.9
TWN                                      $540,000        2     0.38       $270,000      4.933      357    729     80.0
                                     $143,373,855      412   100.00       $347,995      5.429      358    706     78.2


                                                       Purpose
                                          CURRENT    # OF      % OF        AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                               BALANCE   LOANS     TOTAL        BALANCE        WAC     TERM   FICO      LTV
PUR                                  $100,875,800     283     70.36       $356,452      5.448      358    711     79.8
RCO                                   $26,101,802      80     18.21       $326,273      5.397      357    692     74.5
RNC                                   $16,396,253      49     11.44       $334,617      5.363      357    700     74.4
                                     $143,373,855     412    100.00       $347,995      5.429      358    706     78.2


                                                      Occupancy
                                          CURRENT    # OF     % OF         AVERAGE      GROSS   REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC    TERM    FICO      LTV
OO                                   $119,611,580     325    83.43        $368,036      5.407     358     704     78.3
INV                                   $13,636,998      64     9.51        $213,078      5.534     357     710     77.9
2H                                    $10,125,277      23     7.06        $440,229      5.537     358     724     77.2
                                     $143,373,855     412   100.00        $347,995      5.429     358     706     78.2


                                        Months Remaining to Scheduled Maturity
                                          CURRENT    # OF     % OF         AVERAGE      GROSS   REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC    TERM    FICO      LTV
360                                   $17,354,359      29    12.10        $598,426      5.399     360     752     77.4
359                                   $42,960,608      92    29.96        $466,963      5.655     359     703     77.5
358                                   $19,379,070      58    13.52        $334,122      5.496     358     690     77.8
357                                   $39,651,629     149    27.66        $266,118      5.342     357     698     79.2
356                                   $10,165,895      29     7.09        $350,548      5.040     356     714     78.6
355                                    $5,058,260      17     3.53        $297,545      4.921     355     715     78.9
354                                    $3,396,299      16     2.37        $212,269      5.229     354     696     82.9
353                                    $3,399,886      14     2.37        $242,849      5.573     353     689     81.4
352                                    $1,211,992       3     0.85        $403,997      5.376     352     700     53.7
351                                      $197,200       2     0.14         $98,600      5.304     351     737     80.0

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $143,373,855 ARM Rate Mortgage Loans

                                        Months Remaining to Scheduled Maturity
                                          CURRENT    # OF     % OF         AVERAGE      GROSS   REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC    TERM    FICO      LTV
350                                      $390,631       2     0.27        $195,315      4.828     350     626     93.0
348                                      $208,025       1     0.15        $208,025      5.250     348     601     87.9
                                     $143,373,855     412   100.00        $347,995      5.429     358     706     78.2


                                                    Document Type
                                          CURRENT    # OF     % OF         AVERAGE      GROSS   REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC    TERM   FICO       LTV
FULL/ALT                              $54,418,701     191    37.96        $284,915      5.155     357    702      78.3
REDUCED                               $51,990,159     138    36.26        $376,740      5.610     358    692      77.3
PREFERRED                             $23,274,235      43    16.23        $541,261      5.397     359    743      79.3
NINA                                   $8,626,348      23     6.02        $375,059      5.984     358    723      77.5
NO RATIO                               $4,296,642      14     3.00        $306,903      5.782     357    693      86.0
SISA                                     $438,000       2     0.31        $219,000      5.532     354    723      76.4
STREAMLINE                               $329,770       1     0.23        $329,770      5.000     358    716      43.9
                                     $143,373,855     412   100.00        $347,995      5.429     358    706      78.2


                                                    Range of FICO
                                         CURRENT     # OF     % OF         AVERAGE      GROSS   REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE        WAC    TERM   FICO       LTV
581 - 600                               $602,328        2     0.42        $301,164      5.896     358    590      65.3
601 - 620                             $1,379,150        5     0.96        $275,830      5.230     355    605      75.4
621 - 640                             $6,449,706       13     4.50        $496,131      5.498     358    635      77.5
641 - 660                            $11,598,215       39     8.09        $297,390      5.502     357    652      78.7
661 - 680                            $23,084,497       68    16.10        $339,478      5.598     358    672      78.5
681 - 700                            $27,754,072       81    19.36        $342,643      5.488     358    691      79.5
701 - 720                            $25,292,933       74    17.64        $341,796      5.423     357    709      77.6
721 - 740                            $13,556,516       36     9.46        $376,570      5.222     358    730      79.8
741 - 760                            $11,960,185       36     8.34        $332,227      5.165     358    750      75.2
761 - 780                            $12,049,345       30     8.40        $401,645      5.420     359    772      80.1
781 - 800                             $8,205,947       21     5.72        $390,759      5.428     358    789      74.0
801 - 820                             $1,266,561        6     0.88        $211,093      5.010     356    802      84.6
Unknown                                 $174,400        1     0.12        $174,400      4.750     355             80.0
                                    $143,373,855      412   100.00        $347,995      5.429     358    706      78.2


                                              Prepayment Penalty Months
                                         CURRENT     # OF     % OF         AVERAGE      GROSS   REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE        WAC    TERM   FICO       LTV
0                                   $142,635,377      408    99.48        $349,597      5.429     358    706      78.2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $143,373,855 ARM Rate Mortgage Loans
                                              Prepayment Penalty Months
                                          CURRENT    # OF     % OF         AVERAGE      GROSS   REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC    TERM   FICO       LTV
36                                      $581,600        3     0.41        $193,867      5.287     358    698      80.0
60                                      $156,878        1     0.11        $156,878      5.250     355    723      89.8
                                    $143,373,855      412   100.00        $347,995      5.429     358    706      78.2


                                            80% LTV/PMI Analysis                      (Excludes 367 80% or less LTV
                                                                                      Mortgages)
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO      LTV
> 80% LTV, with MI                    $11,504,978      45    100.0        $255,666      5.562      356    713     90.4
                                      $11,504,978      45    100.0        $255,666      5.562      356    713     90.4


                                                    Months to Roll
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO      LTV
24                                       $208,025       1     0.15        $208,025     5.250       348    601     87.9
26                                       $390,631       2     0.27        $195,315     4.828       350    626     93.0
27                                       $197,200       2     0.14         $98,600     5.304       351    737     80.0
28                                     $1,211,992       3     0.85        $403,997     5.376       352    700     53.7
29                                     $3,399,886      14     2.37        $242,849     5.573       353    689     81.4
30                                     $3,396,299      16     2.37        $212,269     5.229       354    696     82.9
31                                     $5,058,260      17     3.53        $297,545     4.921       355    715     78.9
32                                    $10,165,895      29     7.09        $350,548     5.040       356    714     78.6
33                                    $39,651,629     149    27.66        $266,118     5.342       357    698     79.2
34                                    $19,379,070      58    13.52        $334,122     5.496       358    690     77.8
35                                    $42,960,608      92    29.96        $466,963     5.655       359    703     77.5
36                                    $17,354,359      29    12.10        $598,426     5.399       360    752     77.4
                                     $143,373,855     412   100.00        $347,995     5.429       358    706     78.2


                                                        Margin
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO      LTV
2.001 - 3.000                        $140,239,932     399    97.81        $351,479     5.428       358    707     78.2
3.001 - 4.000                          $3,133,923      13     2.19        $241,071     5.468       356    667     79.9
                                     $143,373,855     412   100.00        $347,995     5.429       358    706     78.2


                                                     Maximum Rates
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
9.001 - 10.000                           $737,931       3     0.51        $245,977     4.932       354    660      84.9


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $143,373,855 ARM Rate Mortgage Loans
                                                     Maximum Rates
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
10.001 - 11.000                       $42,121,709     137    29.38        $307,458     4.817       357    718      77.7
11.001 - 12.000                       $84,245,183     235    58.76        $358,490     5.551       358    702      78.1
12.001 - 13.000                       $16,269,032      37    11.35        $439,704     6.399       358    698      79.5
                                     $143,373,855     412   100.00        $347,995     5.429       358    706      78.2


                                             Next Interest Adjustment Date
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
03/07                                    $208,025       1     0.15        $208,025     5.250       348    601     87.9
05/07                                    $390,631       2     0.27        $195,315     4.828       350    626     93.0
06/07                                    $197,200       2     0.14         $98,600     5.304       351    737     80.0
07/07                                  $1,211,992       3     0.85        $403,997     5.376       352    700     53.7
08/07                                  $3,399,886      14     2.37        $242,849     5.573       353    689     81.4
09/07                                  $3,396,299      16     2.37        $212,269     5.229       354    696     82.9
10/07                                  $5,058,260      17     3.53        $297,545     4.921       355    715     78.9
11/07                                 $10,165,895      29     7.09        $350,548     5.040       356    714     78.6
12/07                                 $39,651,629     149    27.66        $266,118     5.342       357    698     79.2
01/08                                 $19,379,070      58    13.52        $334,122     5.496       358    690     77.8
02/08                                 $42,960,608      92    29.96        $466,963     5.655       359    703     77.5
03/08                                 $17,354,359      29    12.10        $598,426     5.399       360    752     77.4
                                     $143,373,855     412   100.00        $347,995     5.429       358    706     78.2


                                                 Initial Fixed Period
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
36                                   $143,373,855     412   100.00        $347,995     5.429       358    706      78.2
                                     $143,373,855     412   100.00        $347,995     5.429       358    706      78.2


                                                      Floor Rate
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
2.001 - 3.000                        $140,239,932     399    97.81        $351,479     5.428       358    707      78.2
3.001 - 4.000                          $3,133,923      13     2.19        $241,071     5.468       356    667      79.9
                                     $143,373,855     412   100.00        $347,995     5.429       358    706      78.2



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $143,373,855 ARM Rate Mortgage Loans

                                                      Initial Cap
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
2.000                                $138,083,176     391    96.31        $353,154     5.433       358    706      78.2
3.000                                  $2,160,717      10     1.51        $216,072     5.527       354    689      84.1
6.000                                  $3,129,963      11     2.18        $284,542     5.155       355    741      75.7
                                     $143,373,855     412   100.00        $347,995     5.429       358    706      78.2


                                                    Subsequent Cap
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
1.000                                  $1,781,475       9     1.24        $197,942     5.427       353    682      81.8
2.000                                $141,592,380     403    98.76        $351,346     5.429       358    706      78.1
                                     $143,373,855     412   100.00        $347,995     5.429       358    706      78.2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $323,105,879 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                         Range
(As of Calculation Date)



Total Number of Loans                                                                   740
Total Outstanding Balance                                                      $323,105,879
Average Loan Balance                                                               $436,630        $20,000 to $3,000,000
WA Mortgage Rate                                                                     5.470%         3.875% to 7.375%
WA Mortgage Rate Net LPMI                                                            5.468%         3.875% to 7.375%
Net WAC                                                                              5.202%         3.616% to 7.116%
ARM Characteristics
         WA Gross Margin                                                             2.283%         1.875% to 3.250%
         WA Months to First Roll                                                         58             23 to 60
         WA First Periodic Cap                                                       4.978%         2.000% to 6.000%
         WA Subsequent Periodic Cap                                                  1.952%         1.000% to 2.000%
         WA Lifetime Cap                                                            10.474%        8.875% to 12.375%
         WA Lifetime Floor                                                           2.284%         2.250% to 3.250%
WA Original Term (months)                                                               360            360 to 360
WA Remaining Term (months)                                                              358            323 to 360
WA Age (months)                                                                           2              0 to 37
WA LTV                                                                               76.48%         21.93% to 95.00%
WA FICO                                                                                 717
Secured by (% of pool)        1st Liens                                             100.00%
                              2nd Liens                                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                      1.36%
Prepay Moves Exempted         Soft                                                    1.32%
                              Hard                                                    0.04%
                              No Prepay                                              98.64%
                              Unknown                                                -0.00%
Percent of IO                                                                        91.21%



    Top 5 States           Top 5 Prop            Doc Types           Purpose Codes           Occ Codes           Orig PP Term
    ------------           ----------            ---------           -------------           ---------           ------------


CA             68.77%  SFR         54.00%  FULL/AL        47.20%  PUR           73.30%  OO            92.74%  0            98.64%
NY              2.69%  PUD         26.40%  PREFER         26.22%  RCO           15.34%  INV            4.48%  36            0.76%
FL              2.60%  CND         14.14%  REDUCE         25.03%  RNC           11.35%  2H             2.79%  60            0.60%
NV              2.52%  CNDP         2.36%  NINA            1.30%
VA              2.41%  2-4U         2.13%  STREAM          0.15%
                                           NO RATI         0.10%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $323,105,879 ARM Rate Mortgage Loans
                                                      Description
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
5/1 CMT1Y                              $1,076,047       3     0.33        $358,682     5.469       358    683      74.9
5/1 CMT1Y - IO                         $1,871,800       4     0.58        $467,950     5.489       356    667      77.4
5/25 LIB6M                               $433,187       4     0.13        $108,297     6.168       356    742      76.4
5/25 LIB6M - IO                       $16,043,368      71     4.97        $225,963     5.437       358    720      72.3
5/1 LIB12M                            $26,892,459      56     8.32        $480,222     5.537       357    706      72.7
5/1 LIB12M - IO                      $276,789,017     602    85.67        $459,782     5.464       358    718      77.1
                                     $323,105,879     740   100.00        $436,630     5.470       358    717      76.5


                                               Range of Current Balance
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
$0.01 - $50,000.00                        $20,000       1     0.01         $20,000      5.250      357    795      80.0
$50,000.01 - $100,000.00                 $892,797      11     0.28         $81,163      5.494      357    725      73.2
$100,000.01 - $150,000.00              $9,630,439      76     2.98        $126,716      5.497      357    713      77.0
$150,000.01 - $200,000.00             $11,731,435      67     3.63        $175,096      5.479      357    705      78.9
$200,000.01 - $250,000.00             $10,986,508      49     3.40        $224,214      5.397      358    710      79.0
$250,000.01 - $300,000.00             $10,479,818      38     3.24        $275,785      5.472      357    704      76.7
$300,000.01 - $350,000.00             $12,083,129      37     3.74        $326,571      5.324      358    711      74.0
$350,000.01 - $400,000.00             $52,945,554     139    16.39        $380,903      5.552      358    703      79.1
$400,000.01 - $450,000.00             $31,726,424      75     9.82        $423,019      5.471      358    708      77.2
$450,000.01 - $500,000.00             $26,825,508      56     8.30        $479,027      5.453      358    711      75.9
$500,000.01 - $550,000.00             $19,698,663      37     6.10        $532,396      5.512      358    711      77.1
$550,000.01 - $600,000.00             $19,510,753      34     6.04        $573,846      5.543      357    707      78.3
$600,000.01 - $650,000.00             $12,770,875      20     3.95        $638,544      5.388      358    692      77.1
$650,000.01 - $700,000.00              $8,061,301      12     2.49        $671,775      5.489      358    735      78.7
$700,000.01 - $750,000.00              $8,781,393      12     2.72        $731,783      5.269      358    751      80.0
$750,000.01 - $1,000,000.00           $37,060,761      42    11.47        $882,399      5.338      358    734      77.7
$1,000,000.01 - $1,500,000.00         $40,504,706      30    12.54      $1,350,157      5.572      358    741      73.9
$1,500,000.01 - $2,000,000.00          $3,840,814       2     1.19      $1,920,407      5.750      358    680      51.3
> $2,000,000.00                        $5,555,000       2     1.72      $2,777,500      5.165      357    772      53.8
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                               Range of Original Balance
                                          Current    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
Description                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
$50,000.01 - $100,000.00                 $816,621      10     0.25         $81,662      5.540      357    718      73.2
$100,000.01 - $150,000.00              $9,630,439      76     2.98        $126,716      5.497      357    713      77.0
$150,000.01 - $200,000.00             $11,731,435      67     3.63        $175,096      5.479      357    705      78.9
$200,000.01 - $250,000.00             $10,986,508      49     3.40        $224,214      5.397      358    710      79.0


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $323,105,879 ARM Rate Mortgage Loans

                                               Range of Original Balance
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
$250,000.01 - $300,000.00             $10,219,969      37     3.16        $276.215      5.484      357    703      76.6
$300,000.01 - $350,000.00             $12,083,129      37     3.74        $326,571      5.324      358    711      74.0
$350,000.01 - $400,000.00             $52,965,554     140    16.39        $378,325      5.552      358    703      79.1
$400,000.01 - $450,000.00             $31,379,010      75     9.71        $418,387      5.483      358    707      77.2
$450,000.01 - $500,000.00             $27,249,099      57     8.43        $478,054      5.439      358    712      76.0
$500,000.01 - $550,000.00             $19,698,663      37     6.10        $532,396      5.512      358    711      77.1
$550,000.01 - $600,000.00             $18,930,006      33     5.86        $573,637      5.506      358    713      78.3
$600,000.01 - $650,000.00             $13,351,622      21     4.13        $635,792      5.447      357    684      77.2
$650,000.01 - $700,000.00              $8,061,301      12     2.49        $671,775      5.489      358    735      78.7
$700,000.01 - $750,000.00              $8,781,393      12     2.72        $731,783      5.269      358    751      80.0
$750,000.01 - $800,000.00              $7,049,524       9     2.18        $783,280      5.846      359    722      71.6
$800,000.01 - $850,000.00              $6,651,125       8     2.06        $831,391      5.048      358    730      78.7
$850,000.01 - $900,000.00              $4,366,153       5     1.35        $873,231      4.950      357    778      78.5
$900,000.01 - $950,000.00             $10,398,954      12     3.22        $866,579      5.267      358    735      79.9
$950,000.01 - $1,000,000.00            $8,854,853       9     2.74        $983,873      5.416      357    723      78.6
$1,050,000.01 - $1,100,000.00          $2,132,000       2     0.66      $1,066,000      5.440      358    757      78.6
$1,100,000.01 - $1,150,000.00          $1,120,000       1     0.35      $1,120,000      5.250      359    776      80.0
$1,150,000.01 - $1,200,000.00          $4,702,700       4     1.46      $1,175,675      5.843      358    738      70.4
$1,200,000.01 - $1,250,000.00          $4,846,400       4     1.50      $1,211,600      5.564      358    736      77.5
$1,250,000.01 - $1,300,000.00          $1,277,500       1     0.40      $1,277,500      4.875      359    783      70.0
$1,300,000.01 - $1,350,000.00          $1,340,000       1     0.41      $1,340,000      5.500      356    739      80.0
$1,350,000.01 - $1,400,000.00          $4,187,506       3     1.30      $1,395,835      5.417      358    751      77.3
$1,400,000.01 - $1,450,000.00          $1,440,000       1     0.45      $1,440,000      7.250      358    729      80.0
$1,450,000.01 - $1,500,000.00         $19,458,600      13     6.02      $1,496,815      5.500      357    736      71.6
$1,800,000.01 - $1,850,000.00          $1,845,000       1     0.57      $1,845,000      5.750      359    684      63.6
$1,950,000.01 - $2,000,000.00          $1,995,814       1     0.62      $1,995,814      5.750      358    677      40.0
> $2,000,000.00                        $5,555,000       2     1.72      $2,777,500      5.165      357    772      53.8
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                                         State
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
Alabama                                  $621,400       3     0.19        $207,133      5.503      357    664      77.9
Arizona                                $7,189,349      28     2.23        $256,762      5.418      358    693      77.0
California                           $222,188,110     416    68.77        $534,106      5.449      358    722      77.0
Colorado                               $5,624,177      10     1.74        $562,418      4.887      353    746      72.5
Connecticut                            $1,470,800       4     0.46        $367,700      5.839      359    738      72.1
District of Columbia                   $2,650,000       4     0.82        $662,500      5.692      358    686      47.4
Delaware                               $1,368,500       4     0.42        $342,125      5.115      357    732      62.0
Florida                                $8,410,782      25     2.60        $336,431      5.863      358    703      78.3


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $323,105,879 ARM Rate Mortgage Loans
                                                         State
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
Georgia                                $3,681,453      17      1.14       $216,556     5.355       357    715      81.2
Hawaii                                 $1,932,548       3      0.60       $644,183     5.162       357    779      68.2
Iowa                                     $132,000       1      0.04       $132,000     5.500       358    717      76.7
Idaho                                    $801,050       3      0.25       $267,017     5.571       358    673      76.5
Illinois                               $5,078,899      17      1.57       $298,759     5.459       358    723      76.0
Indiana                                $1,392,819       5      0.43       $278,564     5.998       343    633      82.5
Kansas                                   $546,250       2      0.17       $273,125     5.426       357    649      95.0
Kentucky                                 $231,200       2      0.07       $115,600     5.561       359    728      79.1
Louisiana                              $1,193,401       3      0.37       $397,800     5.789       359    712      73.7
Massachusetts                          $3,727,808       8      1.15       $465,976     5.682       359    704      78.5
Maryland                               $7,714,686      24      2.39       $321,445     5.434       358    702      79.2
Michigan                               $4,069,593      22      1.26       $184,981     5.505       358    705      78.6
Minnesota                              $3,625,788      15      1.12       $241,719     5.559       354    673      75.6
Mississippi                              $148,000       1      0.05       $148,000     5.625       358    744      80.0
North Carolina                           $671,169       2      0.21       $335,584     5.128       358    632      70.1
Nebraska                                 $792,787       3      0.25       $264,262     5.582       358    751      81.3
New Hampshire                            $244,258       2      0.08       $122,129     5.768       359    732      73.4
New Jersey                             $1,861,722       5      0.58       $372,344     5.620       358    720      80.9
New Mexico                             $1,447,751       6      0.45       $241,292     5.574       357    700      78.1
Nevada                                 $8,150,646      22      2.52       $370,484     5.660       358    677      78.1
New York                               $8,705,246      15      2.69       $580,350     5.651       358    723      67.7
Ohio                                     $194,276       2      0.06        $97,138     5.442       357    692      80.9
Oregon                                 $2,529,841       8      0.78       $316,230     5.550       358    704      73.1
Pennsylvania                             $771,455       5      0.24       $154,291     5.448       358    709      79.3
South Carolina                           $458,000       3      0.14       $152,667     5.525       358    694      77.1
Texas                                  $1,036,630       4      0.32       $259,158     5.902       359    669      80.7
Utah                                     $431,130       3      0.13       $143,710     5.451       357    682      80.0
Virginia                               $7,795,763      24      2.41       $324,823     5.440       357    708      74.4
Washington                             $3,922,192      17      1.21       $230,717     5.328       357    692      78.7
Wisconsin                                $170,400       1      0.05       $170,400     4.875       357    717      80.0
West Virginia                            $124,000       1      0.04       $124,000     5.875       359    712      77.5
                                     $323,105,879     740    100.00       $436,630     5.470       358    717      76.5


                                                 Loan-to-Value Ratios
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
0.01 - 50.00                         $10,626,528       19      3.29       $559,291     5.515       358    712      40.3
50.01 - 55.00                           $696,437        2      0.22       $348,218     5.417       356    737      51.0
55.01 - 60.00                         $5,763,030        9      1.78       $640,337     5.468       357    719      58.0
60.01 - 65.00                         $6,909,485       13      2.14       $531,499     5.547       358    697      63.9

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $323,105,879 ARM Rate Mortgage Loans
                                                 Loan-to-Value Ratios
                                          CURRENT    # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
65.01 - 70.00                         $30,432,856      57     9.42        $533,910     5.314       357    696      68.7
70.01 - 75.00                         $29,327,575      63     9.08        $465,517     5.570       357    688      73.9
75.01 - 80.00                        $227,736,146     536    70.48        $424,881     5.462       358    726      79.7
80.01 - 85.00                          $1,528,196       5     0.47        $305,639     5.734       358    696      83.8
85.01 - 90.00                          $5,816,208      21     1.80        $276,962     5.785       358    686      89.5
90.01 - 95.00                          $4,269,417      15     1.32        $284,628     5.571       357    684      94.8
                                     $323,105,879     740   100.00        $436,630     5.470       358    717      76.5


                                                 Current Gross Coupon
                                         CURRENT     # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
3.501 - 4.000                         $1,697,992        3     0.53        $565,997     3.973       359    673      77.1
4.001 - 4.500                         $6,427,175       13     1.99        $494,398     4.404       356    724      74.5
4.501 - 5.000                        $68,251,111      144    21.12        $473,966     4.881       357    720      76.5
5.001 - 5.500                       $114,358,992      282    35.39        $405,528     5.338       358    721      77.4
5.501 - 6.000                       $101,092,843      233    31.29        $433,875     5.786       358    716      74.6
6.001 - 6.500                        $19,670,422       42     6.09        $468,343     6.305       359    700      79.5
6.501 - 7.000                         $8,838,827       19     2.74        $465,201     6.758       356    694      79.9
7.001 - 7.500                         $2,768,516        4     0.86        $692,129     7.250       358    692      77.0
                                    $323,105,879      740   100.00        $436,630     5.470       358    717      76.5


                                                     Property Type
                                         CURRENT     # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
SFR                                 $174,478,635      411    54.00        $424,522     5.531       358   715       76.3
PUD                                  $85,287,096      174    26.40        $490,156     5.423       358   715       77.1
CND                                  $45,694,516      118    14.14        $387,242     5.294       358   726       77.4
CNDP                                  $7,633,606       15     2.36        $508,907     5.505       359   728       76.1
2-4U                                  $6,895,477       17     2.13        $405,616     5.567       358   736       77.2
TWN                                   $2,329,400        2     0.72      $1,164,700     5.678       358   687       45.6
COOP                                    $447,595        2     0.14        $223,797     5.058       358   694       90.1
APUD                                    $339,553        1     0.11        $339,553     5.875       359   729       80.0
                                    $323,105,879    740    100.00      $436,630      5.470      358     717        76.5


                                                        Purpose
                                         CURRENT     # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
PUR                                 $236,851,018      523    73.30        $452,870     5.461       358   728       78.6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $323,105,879 ARM Rate Mortgage Loans

                                                        Purpose
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
RCO                                   $49,572,578     114    15.34        $434,847      5.524      357    676      66.5
RNC                                   $36,682,283     103    11.35        $356,139      5.456      358    702      75.9
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                                       Occupancy
                                         CURRENT     # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
OO                                  $299,637,966      658    92.74        $455,377      5.452      358    716      76.7
INV                                  $14,463,607       56     4.48        $258,279      5.927      357    717      70.3
2H                                    $9,004,306       26     2.79        $346,319      5.343      358    729      78.3
                                    $323,105,879      740   100.00        $436,630      5.470      358    717      76.5


                                        Months Remaining to Scheduled Maturity
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
360                                    $2,420,099       4     0.75        $605,025      5.877      360    738      80.0
359                                  $125,590,074     267    38.87        $470,375      5.638      359    719      75.7
358                                   $85,667,713     196    26.51        $437,080      5.465      358    712      77.1
357                                   $61,213,906     169    18.95        $362,212      5.326      357    719      76.6
356                                   $30,089,132      63     9.31        $477,605      5.216      356    720      77.8
355                                   $10,937,939      19     3.39        $575,681      5.055      355    724      76.3
354                                    $1,158,809       5     0.36        $231,762      5.500      354    736      77.6
353                                    $1,255,339       4     0.39        $313,835      5.240      353    725      73.2
351                                    $1,500,000       1     0.46      $1,500,000      4.500      351    692      69.4
349                                      $999,195       1     0.31        $999,195      4.875      349    687      80.0
348                                    $1,548,750       9     0.48        $172,083      6.000      348    642      75.0
325                                      $144,177       1     0.04        $144,177      5.875      325    745      80.0
323                                      $580,747       1     0.18        $580,747      6.750      323    514      79.7
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                                     Document Type
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
FULL/ALT                             $152,510,299     434    47.20        $351,406      5.422      357    695      76.7
PREFERRED                             $84,712,433     154    26.22        $550,081      5.259      358    750      80.0
REDUCED                               $80,871,444     140    25.03        $577,653      5.757      358    722      72.3
NINA                                   $4,197,378      10     1.30        $419,738      5.923      358    717      80.5
STREAMLINE                               $484,425       1     0.15        $484,425      5.375      359    722      67.8

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $323,105,879 ARM Rate Mortgage Loans

                                                     Document Type
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
NO RATIO                                 $329,900       1     0.10        $329,900      5.625      357    715      68.7
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                                     Range of FICO
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
501 - 520                                $580,747       1     0.18        $580,747      6.750      323    514      79.7
601 - 620                              $2,251,517       9     0.70        $250,169      5.207      356    613      70.1
621 - 640                             $21,586,274      57     6.68        $378,707      5.660      358    630      75.4
641 - 660                             $42,641,376     116    13.20        $367,598      5.356      357    652      74.9
661 - 680                             $18,106,723      42     5.60        $431,112      5.598      358    673      73.3
681 - 700                             $30,312,693      60     9.38        $505,212      5.528      357    691      76.4
701 - 720                             $48,951,387     117    15.15        $418,388      5.567      358    710      78.2
721 - 740                             $36,371,920      89    11.26        $408,673      5.622      358    731      77.8
741 - 760                             $40,885,968      92    12.65        $444,413      5.402      358    752      77.9
761 - 780                             $47,146,707      91    14.59        $518,096      5.397      358    770      75.7
781 - 800                             $30,185,394      57     9.34        $529,568      5.283      358    788      76.2
801 - 820                              $4,085,174       9     1.26        $453,908      5.005      357    808      80.0
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                               Prepayment Penalty Months
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
0                                    $318,723,121     723    98.64        $440,834      5.468      358    717      76.5
36                                     $2,441,231      13     0.76        $187,787      5.486      357    723      76.2
60                                     $1,941,527       4     0.60        $485,382      5.723      346    669      74.8
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                               80% LTV/PMI Analysis              (Excludes 699 80% or less LTV Mortgages)
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
> 80% LTV, with MI                    $11,613,821      41   100.00        $283,264      5.699      358    686      90.7
                                      $11,613,821      41   100.00        $283,264      5.699      358    686      90.7


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $323,105,879 ARM Rate Mortgage Loans

                                                    Months to Roll
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
23                                       $580,747       1     0.18        $580,747      6.750      323    514      79.7
25                                       $144,177       1     0.04        $144,177      5.875      325    745      80.0
48                                     $1,548,750       9     0.48        $172,083      6.000      348    642      75.0
49                                       $999,195       1     0.31        $999,195      4.875      349    687      80.0
51                                     $1,500,000       1     0.46      $1,500,000      4.500      351    692      69.4
53                                     $1,255,339       4     0.39        $313,835      5.240      353    725      73.2
54                                     $1,158,809       5     0.36        $231,762      5.500      354    736      77.6
55                                    $10,937,939      19     3.39        $575,681      5.055      355    724      76.3
56                                    $30,089,132      63     9.31        $477,605      5.216      356    720      77.8
57                                    $61,213,906     169    18.95        $362,212      5.326      357    719      76.6
58                                    $85,667,713     196    26.51        $437,080      5.465      358    712      77.1
59                                   $125,590,074     267    38.87        $470,375      5.638      359    719      75.7
60                                     $2,420,099       4     0.75        $605,025      5.877      360    738      80.0
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                                        Margin
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
1.001 - 2.000                            $479,920       1     0.15        $479,920      5.000      356    658      80.0
2.001 - 3.000                        $320,545,108     726    99.21        $441,522      5.467      358    717      76.5
3.001 - 4.000                          $2,080,851      13     0.64        $160,065      6.040      350    655      72.7
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                                     Maximum Rates
                                          CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
8.001 - 9.000                          $1,697,992       3     0.53        $565,997      3.973      359    673      77.1
9.001 - 10.000                        $74,442,286     156    23.04        $477,194      4.840      357    720      76.4
10.001 - 11.000                      $214,731,571     510    66.46        $421,042      5.548      358    719      76.1
11.001 - 12.000                       $29,465,513      67     9.12        $439,784      6.413      358    699      79.6
12.001 - 13.000                        $2,768,516       4     0.86        $692,129      7.250      358    692      77.0
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                             Next Interest Adjustment Date
                                         CURRENT     # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
02/07                                   $580,747        1     0.18        $580,747     6.750       323    514      79.7
04/07                                   $144,177        1     0.04        $144,177     5.875       325    745      80.0
03/09                                 $1,548,750        9     0.48        $172,083     6.000       348    642      75.0
04/09                                   $999,195        1     0.31        $999,195     4.875       349    687      80.0

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       $323,105,879 ARM Rate Mortgage Loans
                                             Next Interest Adjustment Date

                                         CURRENT     # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
06/09                                 $1,500,000        1     0.46      $1,500,000     4.500       351    692      69.4
08/09                                 $1,255,339        4     0.39        $313,835     5.240       353    725      73.2
09/09                                 $1,158,809        5     0.36        $231,762     5.500       354    736      77.6
10/09                                $10,937,939       19     3.39        $575,681     5.055       355    724      76.3
11/09                                $30,089,132       63     9.31        $477,605     5.216       356    720      77.8
12/09                                $61,213,906      169    18.95        $362,212     5.326       357    719      76.6
01/10                                $85,667,713      196    26.51        $437,080     5.465       358    712      77.1
02/10                               $125,590,074      267    38.87        $470,375     5.638       359    719      75.7
03/10                                 $2,420,099        4     0.75        $605,025     5.877       360    738      80.0
                                    $323,105,879      740   100.00        $436,630      5.470      358    717      76.5


                                                 Initial Fixed Period
                                         CURRENT     # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
60                                   $323,105,879     740   100.00        $436,630      5.470      358    717      76.5
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                                      Floor Rate
                                         CURRENT     # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
2.001 - 3.000                        $321,025,028     727    99.36        $441,575      5.466      358    717      76.5
3.001 - 4.000                          $2,080,851      13     0.64        $160,065      6.040      350    655      72.7
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


                                                      Initial Cap
                                         CURRENT     # OF     % OF         AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE       WAC      TERM   FICO       LTV
2.000                                 $2,656,950        9     0.82        $295,217     5.182       357    654      76.3
5.000                               $319,576,665      725    98.91        $440,795     5.473       358    717      76.5
6.000                                   $872,264        6     0.27        $145,377     5.300       358    727      78.8
                                    $323,105,879      740   100.00        $436,630     5.470       358    717      76.5


                                                    Subsequent Cap
                                         CURRENT     # OF     % OF         AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                              BALANCE    LOANS    TOTAL         BALANCE        WAC     TERM   FICO       LTV
1.000                                 $15,604,291      69     4.83        $226,149      5.465      358    721      72.1
2.000                                $307,501,587     671    95.17        $458,274      5.470      358    717      76.7
                                     $323,105,879     740   100.00        $436,630      5.470      358    717      76.5


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

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